ACCOUNTS RECEIVABLE, NET - Movement in Allowance for Doubtful Debts (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Receivables [Abstract]
At beginning of year	$ 265,931	$ 210,757	$ 168,786
(Credit) additional provision	(4,178)	67,791	39,328
Write-offs, net of recoveries	(57,696)	(3,044)	(1,350)
Reclassified from (to) long-term receivables, net	6,940	(9,573)	3,993
At end of year	$ 210,997	$ 265,931	$ 210,757